Interpublic Group October 21, 2022 THIRD QUARTER 2022 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Third Quarter 2022 Organic change of Net Revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of Organic Change of Net Revenue on pages 19-20 and adjusted results on pages 21-23 and 26-27. •Total Revenue, which includes billable expenses, increased +3.8%, with +5.6% organic growth of Revenue before billable expenses (“net revenue”) o Organic growth across all world regions o Three-year compound organic growth of +16.9% in the third quarter •Net income as reported was $251.8 million, with adjusted EBITA before restructuring charges of $356.2 million •Adjusted EBITA margin before restructuring charges on revenue before billable expenses was 15.5% •Diluted EPS was $0.64 as reported and adjusted diluted EPS was $0.63 •Repurchased 2.6 million shares, using $73.7 million

3Interpublic Group of Companies, Inc. Three Months Ended September 30, 2022 2021 Revenue Before Billable Expenses $ 2,296.2 $ 2,261.7 Billable Expenses 341.5 280.3 Total Revenue 2,637.7 2,542.0 Salaries and Related Expenses 1,546.8 1,511.2 Office and Other Direct Expenses 327.9 300.9 Billable Expenses 341.5 280.3 Cost of Services 2,216.2 2,092.4 Selling, General and Administrative Expenses 18.5 32.2 Depreciation and Amortization 67.0 69.4 Restructuring Charges (5.8) (3.5) Total Operating Expenses 2,295.9 2,190.5 Operating Income 341.8 351.5 Interest Expense, net (27.9) (35.5) Other Income, net 17.5 2.3 Income Before Income Taxes 331.4 318.3 Provision for Income Taxes 76.4 73.9 Equity in Net Income of Unconsolidated Affiliates 2.5 0.2 Net Income 257.5 244.6 Net Income Attributable to Non-controlling Interests (5.7) (4.7) Net Income Available to IPG Common Stockholders $ 251.8 $ 239.9 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.64 $ 0.61 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.64 $ 0.60 Weighted-Average Number of Common Shares Outstanding - Basic 390.6 393.5 Weighted-Average Number of Common Shares Outstanding - Diluted 394.1 399.8 Dividends Declared per Common Share $ 0.290 $ 0.270 ($ in Millions, except per share amounts) Operating Performance

Revenue Before Billable Expenses [1]

	Three Months Ended		Nine Months Ended	
	$	% Change	$	% Change
September 30, 2021	**$ 2,261.7**		**$ 6,559.0**	
Foreign currency	(82.1)	(3.6%)	(167.7)	(2.6%)
Net acquisitions/(divestitures)	(9.9)	(0.5%)	(31.4)	(0.4%)
Organic	126.5	5.6%	539.0	8.2%
Total change	**34.5**	**1.5%**	**339.9**	**5.2%**
September 30, 2022	**$ 2,296.2**		**$ 6,898.9**	

	Three Months Ended September 30,				Nine Months Ended September 30,			
			Change				Change	
	2022	2021 [2]	Organic	Total	2022	2021 [2]	Organic	Total
Media, Data & Engagement Solutions IPG Mediabrands, Acxiom, and Kinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge	$ 978.0	$ 980.0	3.8%	(0.2%)	$ 2,927.9	$ 2,815.1	7.0%	4.0%
Integrated Advertising & Creativity Led Solutions McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies	$ 973.3	$ 951.2	6.7%	2.3%	$ 2,941.1	$ 2,789.7	8.7%	5.4%
Specialized Communications & Experiential Solutions Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health	$ 344.9	$ 330.5	7.8%	4.4%	$ 1,029.9	$ 954.2	10.4%	7.9%

(1) "Net Revenue".
(2) Results for the three and nine months ended September 30, 2021 have been recast to reflect our new reportable segments.
See reconciliation of Organic Change of Net Revenue on pages 19-20.
($ in Millions)

Interpublic Group of Companies, Inc. — 4

5Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region Three Months Ended September 30, 2022 +4.4% United States +4.9% United Kingdom +4.7% Continental Europe +19.8% Latin America +5.6% Asia Pacific +7.8% International +5.6% Worldwide +10.6% All Other Markets “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 19.

6Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Excludes amortization of acquired intangibles. Three Months Ended September 30 (1)

Adjusted Diluted Earnings Per Share

	Three Months Ended September 30, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Gain on Business Dispositions [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 341.8**	**$ (20.2)**	**$ 5.8**		**$ 356.2**
Total (Expenses) and Other Income [4]	(10.4)			$ 15.1	(25.5)
Income Before Income Taxes	**331.4**	**(20.2)**	**5.8**	**15.1**	**330.7**
Provision for Income Taxes	76.4	4.2	(1.8)	0.1	78.9
Effective Tax Rate	*23.1 %*				*23.9 %*
Equity in Net Income of Unconsolidated Affiliates	2.5				2.5
Net Income Attributable to Non-controlling Interests	(5.7)				(5.7)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 251.8**	**$ (16.0)**	**$ 4.0**	**$ 15.2**	**$ 248.6**
Weighted-Average Number of Common Shares Outstanding	394.1				394.1
Earnings per Share Available to IPG Common Stockholders [5]	**$ 0.64**	**$ (0.04)**	**$ 0.01**	**$ 0.04**	**$ 0.63**

(1) Restructuring charges of ($5.8) in the third quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(2) Primarily relates to a cash gain in the third quarter of 2022 related to the sale of an equity investment, as well as gains on dispositions of businesses and the classification of certain assets as held for sale.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
(4) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(5) Earnings per share amounts calculated on an unrounded basis.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 21.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7

Adjusted Diluted Earnings Per Share

	Nine Months Ended September 30, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Gain on Business Dispositions [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 936.6**	**$ (62.6)**	**$ (0.7)**		**$ 999.9**
Total (Expenses) and Other Income [4]	(80.5)			$ 4.5	(85.0)
Income Before Income Taxes	**856.1**	**(62.6)**	**(0.7)**	**4.5**	**914.9**
Provision for Income Taxes	209.2	12.7	(0.2)	0.1	221.8
Effective Tax Rate	*24.4 %*				*24.2 %*
Equity in Net Income of Unconsolidated Affiliates	3.3				3.3
Net Income Attributable to Non-controlling Interests	(9.4)				(9.4)
DILUTED EPS COMPONENTS:					
Net Income Available to IPG Common Stockholders	**$ 640.8**	**$ (49.9)**	**$ (0.9)**	**$ 4.6**	**$ 687.0**
Weighted-Average Number of Common Shares Outstanding	396.2				396.2
Earnings per Share Available to IPG Common Stockholders [5]	**$ 1.62**	**$ (0.13)**	**$ 0.00**	**$ 0.01**	**$ 1.73**

(1) Restructuring charges of $0.7 in the first nine months of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

(2) Primarily includes a cash gain in the first nine months of 2022 related to the sale of an equity investment, partially offset by a non-cash loss related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity investment, as well as losses on dispositions of businesses and the classification of certain assets as held for sale.

(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.

(4) Consists of non-operating expenses including interest expense, interest income, and other expense, net.

(5) Earnings per share amounts calculated on an unrounded basis.

See full non-GAAP reconciliation of adjusted diluted earnings per share on page 22.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 8

IPG

9Interpublic Group of Companies, Inc. Three Months Ended September 30, 2022 2021 Net Income $ 257.5 $ 244.6 OPERATING ACTIVITIES: Depreciation & amortization 80.5 86.1 Deferred taxes 26.1 (12.0) Net (gains) losses on sales of businesses (3.1) 4.4 Other non-cash items (18.0) (7.1) Change in working capital, net (276.1) 79.6 Change in other non-current assets & liabilities (1.3) (5.4) Net cash provided by Operating Activities 65.6 390.2 INVESTING ACTIVITIES: Capital expenditures (46.2) (61.3) Deconsolidation of a subsidiary — (16.3) Net proceeds from investments — 3.9 Other investing activities 9.8 1.7 Net cash used in Investing Activities (36.4) (72.0) FINANCING ACTIVITIES: Common stock dividends (113.0) (106.2) Repurchases of common stock (73.7) — Net decrease in short-term borrowings (15.7) (25.2) Distributions to noncontrolling interests (4.4) (2.1) Acquisition-related payments (2.4) (15.7) Tax payments for employee shares withheld (0.3) (1.0) Other financing activities (0.3) (3.1) Net cash used in Financing Activities (209.8) (153.3) Currency effect (30.4) (12.4) Net (decrease) increase in cash, cash equivalents and restricted cash $ (211.0) $ 152.5 ($ in Millions) Cash Flow

10Interpublic Group of Companies, Inc. September 30, 2022 December 31, 2021 September 30, 2021 CURRENT ASSETS: Cash and cash equivalents $ 1,768.3 $ 3,270.0 $ 2,490.0 Accounts receivable, net 4,121.1 5,177.7 4,042.5 Accounts receivable, billable to clients 2,158.0 2,347.2 2,150.4 Assets held for sale 16.2 8.2 3.5 Other current assets 471.3 428.7 446.5 Total current assets $ 8,534.9 $ 11,231.8 $ 9,132.9 CURRENT LIABILITIES: Accounts payable $ 6,535.6 $ 8,960.0 $ 6,844.2 Accrued liabilities 669.3 918.1 760.4 Contract liabilities 659.8 688.5 622.2 Short-term borrowings 55.8 47.5 44.1 Current portion of long-term debt 0.6 0.7 500.4 Current portion of operating leases 237.8 265.8 270.1 Liabilities held for sale 10.3 9.4 7.6 Total current liabilities $ 8,169.2 $ 10,890.0 $ 9,049.0 ($ in Millions) Balance Sheet — Current Portion

11Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes 4.65% 5.40%2.40%4.20% Total Debt = $3.0 billion ($ in Millions) Debt Maturity Schedule 4.75% 3.375% ... ...

12Interpublic Group of Companies, Inc. Summary • A strong first nine months, notwithstanding general macroeconomic concerns • Continued focus on driving growth, building on our industry-leading foundation ◦ Strong agency brands ◦ Exceptional talent ◦ Data capabilities at scale ◦ Creative and innovative marketing solutions ◦ Integrated digital and digital specialists ◦ "Open architecture" agency collaboration • Effective expense management is an ongoing priority • Flexible business model is positioned to address uncertainty • Financial strength is a continued source of value creation

13Interpublic Group of Companies, Inc. Appendix

14Interpublic Group of Companies, Inc. Nine Months Ended September 30, 2022 2021 Revenue Before Billable Expenses $ 6,898.9 $ 6,559.0 Billable Expenses 1,043.0 749.6 Total Revenue 7,941.9 7,308.6 Salaries and Related Expenses 4,701.4 4,389.2 Office and Other Direct Expenses 1,001.1 894.8 Billable Expenses 1,043.0 749.6 Cost of Services 6,745.5 6,033.6 Selling, General and Administrative Expenses 57.2 89.8 Depreciation and Amortization 201.9 208.7 Restructuring Charges 0.7 (2.4) Total Operating Expenses 7,005.3 6,329.7 Operating Income 936.6 978.9 Interest Expense, net (87.3) (113.2) Other Income (Expense), net (1) 6.8 (76.9) Income Before Income Taxes 856.1 788.8 Provision for Income Taxes 209.2 184.4 Equity in Net Income of Unconsolidated Affiliates 3.3 0.4 Net Income 650.2 604.8 Net Income Attributable to Non-controlling Interests (9.4) (9.9) Net Income Available to IPG Common Stockholders $ 640.8 $ 594.9 Earnings per Share Available to IPG Common Stockholders - Basic $ 1.63 $ 1.51 Earnings per Share Available to IPG Common Stockholders - Diluted $ 1.62 $ 1.49 Weighted-Average Number of Common Shares Outstanding - Basic 392.7 392.8 Weighted-Average Number of Common Shares Outstanding - Diluted 396.2 398.3 Dividends Declared per Common Share $ 0.870 $ 0.810 ($ in Millions, except per share amounts) Operating Performance (1) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021.

15Interpublic Group of Companies, Inc. Organic Change of Net Revenue by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated Net Revenue distribution. See reconciliation of Organic Change of Net Revenue, including total Net Revenue change, on page 20. Nine Months Ended September 30, 2022 +8.2% United States +3.6% United Kingdom +7.5% Continental Europe +16.3% Latin America +6.4% Asia Pacific +8.3% International +8.2% Worldwide +13.4% All Other Markets

16Interpublic Group of Companies, Inc. Operating Expenses % of Revenue Before Billable Expenses (1) Excludes amortization of acquired intangibles. . Nine Months Ended September 30 (1)

17Interpublic Group of Companies, Inc. Nine Months Ended September 30, 2022 2021 Net Income $ 650.2 $ 604.8 OPERATING ACTIVITIES: Depreciation & amortization 242.1 271.4 Deferred taxes 26.0 34.6 Net losses on sales of businesses 4.0 18.6 Loss on early extinguishment of debt — 74.0 Other non-cash items (4.7) (4.4) Change in working capital, net (1,523.6) (315.7) Change in other non-current assets & liabilities (52.8) (74.7) Net cash (used in) provided by Operating Activities (658.8) 608.6 INVESTING ACTIVITIES: Capital expenditures (118.5) (123.4) Deconsolidation of a subsidiary (20.4) (16.3) Net proceeds from investments 2.6 32.7 Other investing activities 10.1 (8.1) Net cash used in Investing Activities (126.2) (115.1) FINANCING ACTIVITIES: Common stock dividends (345.1) (321.4) Repurchases of common stock (221.6) — Tax payments for employee shares withheld (39.9) (25.0) Net decrease in short-term borrowings (27.8) (9.4) Distributions to noncontrolling interests (9.6) (9.0) Acquisition-related payments (8.4) (28.0) Proceeds from long-term debt 0.0 998.1 Exercise of stock options 0.0 8.0 Early extinguishment of long-term debt — (1,066.8) Other financing activities (0.5) (14.3) Net cash used in Financing Activities (652.9) (467.8) (59.2) (40.3) Net decrease in cash, cash equivalents and restricted cash $ (1,497.1) $ (14.6) ($ in Millions) Cash Flow

18Interpublic Group of Companies, Inc. 2022 Q1 Q2 Q3 Q4 YTD 2022 Depreciation and amortization (1) $ 46.5 $ 46.0 $ 46.8 $ 139.3 Amortization of acquired intangibles 21.3 21.1 20.2 62.6 Amortization of restricted stock and other non-cash compensation 12.5 12.8 12.7 38.0 Net amortization of bond discounts and deferred financing costs 0.7 0.7 0.8 2.2 2021 Q1 Q2 Q3 Q4 FY 2021 Depreciation and amortization (1) $ 47.6 $ 48.5 $ 47.9 $ 53.6 $ 197.6 Amortization of acquired intangibles 21.6 21.6 21.5 21.5 86.2 Amortization of restricted stock and other non-cash compensation 20.3 21.9 15.7 12.2 70.1 Net amortization of bond discounts and deferred financing costs 2.7 1.1 1.0 0.9 5.7 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

Reconciliation of Organic Change of Net Revenue

		Three Months Ended September 30, 2021	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Three Months Ended September 30, 2022	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [1] [2]	$ 980.0	$ (39.1)	$ —	$ 37.1	$ 978.0	3.8%	(0.2%)
	Integrated Advertising & Creativity Led Solutions [1] [3]	951.2	(31.7)	(9.8)	63.6	973.3	6.7%	2.3%
	Specialized Communications & Experiential Solutions [1] [4]	330.5	(11.3)	(0.1)	25.8	344.9	7.8%	4.4%
	Total	**$ 2,261.7**	**$ (82.1)**	**$ (9.9)**	**$ 126.5**	**$ 2,296.2**	**5.6%**	**1.5%**
GEOGRAPHIC:	**United States**	**$ 1,459.3**	**$ —**	**$ —**	**$ 63.7**	**$ 1,523.0**	**4.4%**	**4.4%**
	International	**802.4**	**(82.1)**	**(9.9)**	**62.8**	**773.2**	**7.8%**	**(3.6%)**
	United Kingdom	195.1	(28.2)	—	9.6	176.5	4.9%	(9.5%)
	Continental Europe	178.1	(26.3)	—	8.3	160.1	4.7%	(10.1%)
	Asia Pacific	192.0	(15.7)	—	10.8	187.1	5.6%	(2.6%)
	Latin America	96.3	(6.7)	(1.3)	19.1	107.4	19.8%	11.5%
	All Other Markets	140.9	(5.2)	(8.6)	15.0	142.1	10.6%	0.9%
	Worldwide	**$ 2,261.7**	**$ (82.1)**	**$ (9.9)**	**$ 126.5**	**$ 2,296.2**	**5.6%**	**1.5%**

[1] Results for three month ended September 30, 2021 have been recast to reflect our new reportable segments.
[2] Comprised of IPG Mediabrands, Acxiom, and Kinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
[3] Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
[4] Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 19 IPG

Reconciliation of Organic Change of Net Revenue

		Nine Months Ended September 30, 2021	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Nine Months Ended September 30, 2022	Change: Organic	Change: Total
SEGMENT:	Media, Data & Engagement Solutions [1] [2]	$ 2,815.1	$ (83.0)	$ (0.2)	$ 196.0	$ 2,927.9	7.0%	4.0%
	Integrated Advertising & Creativity Led Solutions [1] [3]	2,789.7	(62.5)	(29.7)	243.6	2,941.1	8.7%	5.4%
	Specialized Communications & Experiential Solutions [1] [4]	954.2	(22.2)	(1.5)	99.4	1,029.9	10.4%	7.9%
	Total	**$ 6,559.0**	**$ (167.7)**	**$ (31.4)**	**$ 539.0**	**$ 6,898.9**	**8.2%**	**5.2%**
GEOGRAPHIC:	**United States**	**$ 4,204.6**	**$ —**	**$ —**	**$ 343.4**	**$ 4,548.0**	**8.2%**	**8.2%**
	International	**2,354.4**	**(167.7)**	**(31.4)**	**195.6**	**2,350.9**	**8.3%**	**(0.1%)**
	United Kingdom	573.7	(50.9)	—	20.9	543.7	3.6%	(5.2%)
	Continental Europe	559.4	(62.0)	—	41.8	539.2	7.5%	(3.6%)
	Asia Pacific	553.6	(34.0)	(5.7)	35.6	549.5	6.4%	(0.7%)
	Latin America	268.6	(12.4)	(3.0)	43.8	297.0	16.3%	10.6%
	All Other Markets	399.1	(8.4)	(22.7)	53.5	421.5	13.4%	5.6%
	Worldwide	**$ 6,559.0**	**$ (167.7)**	**$ (31.4)**	**$ 539.0**	**$ 6,898.9**	**8.2%**	**5.2%**

(1) Results for nine month ended September 30, 2021 have been recast to reflect our new reportable segments.
(2) Comprised of IPG Mediabrands, Acxiom, and Kinesso, and our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, Foote, Cone & Belding ("FCB"), and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
($ in Millions)

Interpublic Group of Companies, Inc. — 20 IPG

Reconciliation of Adjusted Results [(1)]

	Three Months Ended September 30, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [(2)]	Net Gain on Business Dispositions [(3)]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [(4)]	**$ 341.8**	**$ (20.2)**	**$ 5.8**		**$ 356.2**
Total (Expenses) and Other Income [(5)]	(10.4)			$ 15.1	(25.5)
Income Before Income Taxes	**331.4**	**(20.2)**	**5.8**	**15.1**	**330.7**
Provision for Income Taxes	76.4	4.2	(1.8)	0.1	78.9
Effective Tax Rate	23.1 %				23.9 %
Equity in Net Income of Unconsolidated Affiliates	2.5				2.5
Net Income Attributable to Non-controlling Interests	(5.7)				(5.7)
Net Income Available to IPG Common Stockholders	**$ 251.8**	**$ (16.0)**	**$ 4.0**	**$ 15.2**	**$ 248.6**
Weighted-Average Number of Common Shares Outstanding - Basic	**390.6**				**390.6**
Dilutive effect of stock options and restricted shares	3.5				3.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**394.1**				**394.1**
Earnings per Share Available to IPG Common Stockholders [(6)]:					
Basic	$ 0.64	$ (0.04)	$ 0.01	$ 0.04	$ 0.64
Diluted	$ 0.64	$ (0.04)	$ 0.01	$ 0.04	$ 0.63

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Restructuring charges of ($5.8) in the third quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

(3) Primarily relates to a cash gain in the third quarter of 2022 related to the sale of an equity investment, as well as gains on dispositions of businesses and the classification of certain assets as held for sale.

(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.

(5) Consists of non-operating expenses including interest expense, interest income, and other expense, net.

(6) Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21

Reconciliation of Adjusted Results [1]

	Nine Months Ended September 30, 2022				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Gain on Business Dispositions [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 936.6**	**$ (62.6)**	**$ (0.7)**		**$ 999.9**
Total (Expenses) and Other Income [5]	(80.5)			$ 4.5	(85.0)
Income Before Income Taxes	**856.1**	**(62.6)**	**(0.7)**	**4.5**	**914.9**
Provision for Income Taxes	209.2	12.7	(0.2)	0.1	221.8
Effective Tax Rate	24.4 %				24.2 %
Equity in Net Income of Unconsolidated Affiliates	3.3				3.3
Net Income Attributable to Non-controlling Interests	(9.4)				(9.4)
Net Income Available to IPG Common Stockholders	**$ 640.8**	**$ (49.9)**	**$ (0.9)**	**$ 4.6**	**$ 687.0**
Weighted-Average Number of Common Shares Outstanding - Basic	**392.7**				**392.7**
Dilutive effect of stock options and restricted shares	3.5				3.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**396.2**				**396.2**
Earnings per Share Available to IPG Common Stockholders [6]:					
Basic	$ 1.63	$ (0.13)	$ 0.00	$ 0.01	$ 1.75
Diluted	$ 1.62	$ (0.13)	$ 0.00	$ 0.01	$ 1.73

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $0.7 in the first nine month of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Primarily includes a cash gain in the first nine months of 2022 related to the sale of an equity investment, partially offset by a non-cash loss related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity investment, as well as losses on dispositions of businesses and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
(5) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(6) Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. 22

IPG

Reconciliation of Adjusted EBITA[1]

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Revenue Before Billable Expenses	**$ 2,296.2**	**$ 2,261.7**	**$ 6,898.9**	**$ 6,559.0**
Non-GAAP Reconciliation:				
Net Income Available to IPG Common Stockholders	**$ 251.8**	**$ 239.9**	**$ 640.8**	**$ 594.9**
Add Back:				
Provision for Income Taxes	76.4	73.9	209.2	184.4
Subtract:				
Total (Expenses) and Other Income [2]	(10.4)	(33.2)	(80.5)	(190.1)
Equity in Net Income of Unconsolidated Affiliates	2.5	0.2	3.3	0.4
Net Income Attributable to Non-controlling Interests	(5.7)	(4.7)	(9.4)	(9.9)
Operating Income	**$ 341.8**	**$ 351.5**	**$ 936.6**	**$ 978.9**
Add Back:				
Amortization of Acquired Intangibles	20.2	21.5	62.6	64.7
Adjusted EBITA	**$ 362.0**	**$ 373.0**	**$ 999.2**	**$ 1,043.6**
Adjusted EBITA Margin on Revenue Before Billable Expenses %	**15.8 %**	**16.5 %**	**14.5 %**	**15.9 %**
Restructuring Charges [3]	(5.8)	(3.5)	0.7	(2.4)
Adjusted EBITA before Restructuring Charges	**$ 356.2**	**$ 369.5**	**$ 999.9**	**$ 1,041.2**
Adjusted EBITA before Restructuring Charges Margin on Revenue Before Billable Expenses %	**15.5 %**	**16.3 %**	**14.5 %**	**15.9 %**

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021.
(3) Restructuring charges of ($5.8) and ($3.5) in the third quarter of 2022 and 2021, respectively, and $0.7 and ($2.4) in the first nine months of 2022 and 2021, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
($ in Millions)

Interpublic Group of Companies, Inc. — 23 IPG

Adjusted EBITA before Restructuring Charges by Segment[1]

	Media, Data & Engagement Solutions [2]		Integrated Advertising & Creativity Led Solutions [3]		Specialized Communications & Experiential Solutions [4]		Corporate and Other [5]		IPG Consolidated [1]	
	Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,	
	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]	2022	2021 [6]
Revenue Before Billable Expenses	**$ 978.0**	**$ 980.0**	**$ 973.3**	**$ 951.2**	**$ 344.9**	**$ 330.5**			**$ 2,296.2**	**$ 2,261.7**
Segment/Adjusted EBITA	$ 160.9	$ 198.5	$ 157.3	$ 152.7	$ 63.8	$ 54.1	$ (20.0)	$ (32.3)	$ 362.0	$ 373.0
Restructuring Charges [7]	—	(0.4)	—	(0.2)	(5.8)	(0.6)	—	(2.3)	(5.8)	(3.5)
Segment/Adjusted EBITA before Restructuring Charges	**$ 160.9**	**$ 198.1**	**$ 157.3**	**$ 152.5**	**$ 58.0**	**$ 53.5**	**$ (20.0)**	**$ (34.6)**	**$ 356.2**	**$ 369.5**
Margin (%) of Revenue Before Billable Expenses	*16.5 %*	*20.2 %*	*16.2 %*	*16.0 %*	*16.8 %*	*16.2 %*			*15.5 %*	*16.3 %*

(1) Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
(2) Comprised of IPG Mediabrands, Acxiom, and Kinesso, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the three months ended September 30, 2021 have been recast to reflect our new reportable segments.
(7) Restructuring charges are related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

($ in Millions)

Interpublic Group of Companies, Inc. — 24 IPG

Adjusted EBITA before Restructuring Charges by Segment [1]

	Media, Data & Engagement Solutions (2)		Integrated Advertising & Creativity Led Solutions (3)		Specialized Communications & Experiential Solutions (4)		Corporate and Other (5)		IPG Consolidated (1)	
	Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021 (6)	2022	2021 (6)	2022	2021 (6)	2022	2021 (6)	2022	2021 (6)
Revenue Before Billable Expenses	**$ 2,927.9**	**$ 2,815.1**	**$ 2,941.1**	**$ 2,789.7**	**$ 1,029.9**	**$ 954.2**			**$ 6,898.9**	**$ 6,559.0**
Segment/Adjusted EBITA	$ 416.9	$ 535.9	$ 464.9	$ 453.7	$ 179.3	$ 148.0	$ (61.9)	$ (94.0)	$ 999.2	$ 1,043.6
Restructuring Charges (7)	—	(0.2)	6.0	(0.2)	(5.4)	0.2	0.1	(2.2)	0.7	(2.4)
Segment/Adjusted EBITA before Restructuring Charges	**$ 416.9**	**$ 535.7**	**$ 470.9**	**$ 453.5**	**$ 173.9**	**$ 148.2**	**$ (61.8)**	**$ (96.2)**	**$ 999.9**	**$ 1,041.2**
Margin (%) of Revenue Before Billable Expenses	*14.2 %*	*19.0 %*	*16.0 %*	*16.3 %*	*16.9 %*	*15.5 %*			*14.5 %*	*15.9 %*

(1) Adjusted EBITA before restructuring charges is calculated as net income available to IPG common stockholders before provision for incomes taxes, total (expenses) and other income, equity in net income of unconsolidated affiliates, net income attributable to non-controlling interests, amortization of acquired intangibles and restructuring charges.
(2) Comprised of IPG Mediabrands, Acxiom, and Kinesso, as well as our digital and commerce specialist agencies, which include MRM, R/GA, and Huge.
(3) Comprised of McCann Worldgroup, IPG Health, MullenLowe Group, FCB, and our domestic integrated agencies.
(4) Comprised of Weber Shandwick, Golin, our sports, entertainment and experiential agencies, and DXTRA Health.
(5) Corporate and Other is primarily comprised of selling, general and administrative expenses including corporate office expenses as well as shared service center and certain other centrally managed expenses that are not fully allocated to operating divisions.
(6) Results for the nine months ended September 30, 2021 have been recast to reflect our new reportable segments.
(7) Restructuring charges are related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

($ in Millions)

Interpublic Group of Companies, Inc. — 25 IPG

Reconciliation of Adjusted Results[1]

	Three Months Ended September 30, 2021				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	$ 351.5	$ (21.5)	$ 3.5		$ 369.5
Total (Expenses) and Other Income [5]	(33.2)			$ 1.7	(34.9)
Income Before Income Taxes	318.3	(21.5)	3.5	1.7	334.6
Provision for Income Taxes	73.9	4.2	0.0	0.0	78.1
Effective Tax Rate	23.2 %				23.3 %
Equity in Net Income of Unconsolidated Affiliates	0.2				0.2
Net Income Attributable to Non-controlling Interests	(4.7)				(4.7)
Net Income Available to IPG Common Stockholders	$ 239.9	$ (17.3)	$ 3.5	$ 1.7	$ 252.0
Weighted-Average Number of Common Shares Outstanding - Basic	393.5				393.5
Dilutive effect of stock options and restricted shares	6.3				6.3
Weighted-Average Number of Common Shares Outstanding - Diluted	399.8				399.8
Earnings per Share Available to IPG Common Stockholders [6]:					
Basic	$ 0.61	$ (0.04)	$ 0.01	$ 0.00	$ 0.64
Diluted	$ 0.60	$ (0.04)	$ 0.01	$ 0.00	$ 0.63

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of ($3.5) in the third quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Primarily includes a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, partially offset by losses on complete dispositions of businesses and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.
(5) Consists of non-operating expenses including interest expense, interest income, and other expense, net.
(6) Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 26 IPG

Reconciliation of Adjusted Results[1]

	Nine Months Ended September 30, 2021					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses [3]	Loss on Early Extinguishment of Debt [4]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [5]	**$ 978.9**	**$ (64.7)**	**$ 2.4**			**$ 1,041.2**
Total (Expenses) and Other Income [6]	(190.1)			$ (12.5)	$ (74.0)	(103.6)
Income Before Income Taxes	**788.8**	**(64.7)**	**2.4**	**(12.5)**	**(74.0)**	**937.6**
Provision for Income Taxes	184.4	12.6	0.3	1.7	18.5	217.5
Effective Tax Rate	23.4 %					23.2 %
Equity in Net Income of Unconsolidated Affiliates	0.4					0.4
Net Income Attributable to Non-controlling Interests	(9.9)					(9.9)
Net Income Available to IPG Common Stockholders	**$ 594.9**	**$ (52.1)**	**$ 2.7**	**$ (10.8)**	**$ (55.5)**	**$ 710.6**
Weighted-Average Number of Common Shares Outstanding - Basic	**392.8**					**392.8**
Dilutive effect of stock options and restricted shares	5.5					5.5
Weighted-Average Number of Common Shares Outstanding - Diluted	**398.3**					**398.3**
Earnings per Share Available to IPG Common Stockholders [7]:						
Basic	$ 1.51	$ (0.13)	$ 0.01	$ (0.03)	$ (0.14)	$ 1.81
Diluted	$ 1.49	$ (0.13)	$ 0.01	$ (0.03)	$ (0.14)	$ 1.78

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Restructuring charges of ($2.4) in the first nine months of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

(3) Includes losses on compete dispositions of businesses and the classification of certain assets as held for sale, partially offset by a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest.

(4) Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.

(5) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 23.

(6) Consists of non-operating expenses including interest expense, interest income, and other expense, net.

(7) Earnings per share amounts calculated on an unrounded basis.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 27 IPG

28Interpublic Group of Companies, Inc. Metrics Update

29Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of Revenue Before Billable Expenses) (% of Revenue Before Billable Expenses) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office & Other Direct Expenses Severance Expense Temporary Help

30Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Revenue Before Billable Expenses, Trailing Twelve Months

31Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Revenue Before Billable Expenses) “All Other Salaries & Related,” not shown, was 1.1% and 1.3% for the three months ended September 30, 2022 and 2021, respectively, and 1.0% and 1.3% for the nine months ended September 30, 2022 and 2021, respectively. Three and Nine Months Ended September 30 2022 2021

32Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Revenue Before Billable Expenses, Trailing Twelve Months

33Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Revenue Before Billable Expenses) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. 2022 2021 Three and Nine Months Ended September 30

34Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents

35Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended September 30, 2022 Leverage Ratio (not greater than) (2) 3.50x Actual Leverage Ratio 1.70x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended September 30, 2022 Net Income Available to IPG Common Stockholders $ 998.7 + Non-Operating Adjustments (3) 395.2 Operating Income $ 1,393.9 + Depreciation and Amortization 331.2 + Other Non-cash Charges Reducing Operating Income 11.5 Credit Agreement EBITDA (2): $ 1,736.6 ($ in Millions) Credit Facility Covenant (1) (1) The leverage ratio financial covenant applies to our committed corporate credit facility, amended and restated as of November 1, 2021 ( the "Credit Agreement"). (2) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. Management utilizes Credit Agreement EBITDA, which is a non-GAAP financial measure, as well as the amounts shown in the table above, calculated as required by the Credit Agreement, in order to assess our compliance with such covenants. (3) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, and net income attributable to non-controlling interests.

36Interpublic Group of Companies, Inc. Cautionary Statement This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the impacts of COVID-19 pandemic, including unanticipated developments like the emergence of new coronavirus variants or any shortfalls in vaccination efforts, and associated mitigation measures such as social distancing efforts and restrictions on businesses, social activities and travel, any failure to realize anticipated benefits from the rollout of COVID-19 vaccination campaigns and the resulting impact on the economy, our clients and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; ▪ the impact on our operations of general or directed cybersecurity events; and ▪ failure to fully realize the anticipated benefits of our 2020 restructuring actions and other cost-saving initiatives. Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings.